                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002

I. RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                      391,964.42
        Available Funds:
               Contract Payments due and received in this period                                              5,570,268.47
               Contract Payments due in prior period(s) and received in this period                             590,905.85
               Contract Payments received in this period for next period                                        117,771.99
               Sales, Use and Property Tax, Maintenance, Late Charges                                           157,335.15
               Prepayment Amounts related to early termination in this period                                   224,093.29
               Servicer Advance                                                                                 970,721.14
               Proceeds received from recoveries on previously Defaulted Contracts                                    0.00
               Transfer from Reserve Account                                                                      8,823.96
               Interest earned on Collection Account                                                              8,195.45
               Interest earned on Affiliated Account                                                              1,735.24
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03            0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                   (Substituted contract < Predecessor contract)                                                      0.00
               Amounts paid under insurance policies                                                                  0.00
               Any other amounts                                                                                      0.00

                                                                                                             --------------
        Total Available Funds                                                                                 8,041,814.96
        Less: Amounts to be Retained in Collection Account                                                      341,545.50
                                                                                                             --------------
        AMOUNT TO BE DISTRIBUTED                                                                              7,700,269.46
                                                                                                             ==============


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                                0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                  590,905.85
               3.   To Noteholders (For Servicer Report immediately following the Final Additional
                    Closing Date)
                         a) Class A1 Principal and Interest                                                   4,065,668.28
                         a) Class A2 Principal (distributed after A1 Note matures) and Interest                 944,582.11
                         a) Class A3 Principal (distributed after A2 Note matures) and Interest                 353,168.75
                         a) Class A4 Principal (distributed after A3 Note matures) and Interest                 518,751.20
                         b) Class B Principal and Interest                                                      101,515.56
                         c) Class C Principal and Interest                                                      203,515.40
                         d) Class D Principal and Interest                                                      137,975.18
                         e) Class E Principal and Interest                                                      188,838.72

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                           0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                         a) Residual Interest (Provided no Restricting or Amortization Event in effect)         150,126.78
                         b) Residual Principal (Provided no Restricting or Amortization Event in effect)        163,137.92
                         c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                            in effect)                                                                            8,823.96
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                        Other Amounts                                                                           167,265.84
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                105,993.91
                                                                                                             --------------
        TOTAL FUNDS DISTRIBUTED                                                                               7,700,269.46
                                                                                                             ==============

                                                                                                             --------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
            Funds (if any)}                                                                                     341,545.50
                                                                                                             ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                            $4,876,395.87
         - Add Investment Earnings                                                                                8,823.96
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
         - Less Distribution to Certificate Account                                                               8,823.96
                                                                                                             --------------
End of period balance                                                                                        $4,876,395.87
                                                                                                             =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $4,876,395.87
                                                                                                             =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                         213,035,352.80
                  Pool B                                                                          35,695,381.74
                                                                                                 ---------------
                                                                                                                     248,730,734.54
Class A Overdue Interest, if any                                                                           0.00
Class A Monthly Interest - Pool A                                                                    939,529.71
Class A Monthly Interest - Pool B                                                                    157,423.98

Class A Overdue Principal, if any                                                                          0.00
Class A Monthly Principal - Pool A                                                                 3,703,427.77
Class A Monthly Principal - Pool B                                                                 1,081,788.88
                                                                                                 ---------------
                                                                                                                       4,785,216.65
Ending Principal Balance of the Class A Notes
                  Pool A                                                                         209,331,925.03
                  Pool B                                                                          34,613,592.86
                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                     243,945,517.89
                                                                                                                     ===============
------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
Original Face $286,080,000  Original Face $286,080,000   Balance Factor
       $ 3.834430                 $ 16.726848               85.271783%
------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                         4,050,734.54
                  Class A2                                                                        55,000,000.00
                  Class A3                                                                        82,500,000.00
                  Class A4                                                                       107,180,000.00

                                                                                                 ---------------

Class A Monthly Interest                                                                                             248,730,734.54
                  Class A1 (Actual Number Days/360)                                                   14,933.74
                  Class A2                                                                           210,100.00
                  Class A3                                                                           353,168.75
                  Class A4                                                                           518,751.20

                                                                                                 ---------------

Class A Monthly Principal
                  Class A1                                                                         4,050,734.54
                  Class A2                                                                           734,482.11
                  Class A3                                                                                 0.00
                  Class A4                                                                                 0.00

                                                                                                 ---------------
                                                                                                                       4,785,216.65
Ending Principal Balance of the Class A Notes
                  Class A1                                                                                 0.00
                  Class A2                                                                        54,265,517.89
                  Class A3                                                                        82,500,000.00
                  Class A4                                                                       107,180,000.00

                                                                                                 ---------------
                                                                                                                     ---------------
                                                                                                                     243,945,517.89
                                                                                                                     ===============

Class A2
------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
Original Face $55,000,000  Original Face $55,000,000    Balance Factor
       $ 3.820000                $ 13.354220             98.664578%
------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                         3,633,992.31
                             Pool B                                                           608,897.73
                                                                                            ------------
                                                                                                                4,242,890.04

        Class B Overdue Interest, if any                                                            0.00
        Class B Monthly Interest - Pool A                                                      17,034.34
        Class B Monthly Interest - Pool B                                                       2,854.21
        Class B Overdue Principal, if any                                                           0.00
        Class B Monthly Principal - Pool A                                                     63,173.68
        Class B Monthly Principal - Pool B                                                     18,453.33
                                                                                            ------------
                                                                                                                   81,627.01
        Ending Principal Balance of the Class B Notes
                             Pool A                                                         3,570,818.63
                             Pool B                                                           590,444.40
                                                                                            ------------
                                                                                                                ------------
                                                                                                                4,161,263.03
                                                                                                                ============

        ----------------------------------------------------------------------
        Interest Paid Per $1,000  Principal Paid Per $1,000   Ending Principal
        Original Face $4,880,000  Original Face $4,880,000     Balance Factor
              $ 4.075523                $ 16.726846              85.271783%
        ----------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                         7,260,537.93
                             Pool B                                                         1,216,547.72
                                                                                            ------------
                                                                                                                8,477,085.65

        Class C Overdue Interest, if any                                                            0.00
        Class C Monthly Interest - Pool A                                                      34,626.72
        Class C Monthly Interest - Pool B                                                       5,801.92
        Class C Overdue Principal, if any                                                           0.00
        Class C Monthly Principal - Pool A                                                    126,217.91
        Class C Monthly Principal - Pool B                                                     36,868.85
                                                                                            ------------
                                                                                                                  163,086.76
        Ending Principal Balance of the Class C Notes
                             Pool A                                                         7,134,320.02
                             Pool B                                                         1,179,678.87
                                                                                            ------------
                                                                                                                ------------
                                                                                                                8,313,998.89
                                                                                                                ============

        ---------------------------------------------------------------------
        Interest Paid Per $1,000  Principal Paid Per $1,000  Ending Principal
        Original Face $9,750,000  Original Face $9,750,000    Balance Factor
              $ 4.146527                $ 16.726847             85.271783%
        ---------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


VII. CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                         4,840,358.61
                             Pool B                                                           811,031.81
                                                                                            ------------
                                                                                                              5,651,390.42

        Class D Overdue Interest, if any                                                            0.00
        Class D Monthly Interest - Pool A                                                      25,052.89
        Class D Monthly Interest - Pool B                                                       4,197.77
        Class D Overdue Principal, if any                                                           0.00
        Class D Monthly Principal - Pool A                                                     84,145.28
        Class D Monthly Principal - Pool B                                                     24,579.24
                                                                                            ------------
                                                                                                                108,724.52
        Ending Principal Balance of the Class D Notes
                             Pool A                                                         4,756,213.33
                             Pool B                                                           786,452.57
                                                                                            ------------
                                                                                                              ------------
                                                                                                              5,542,665.90
                                                                                                              ============

        -----------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
        Original Face $6,500,000   Original Face $6,500,000     Balance Factor
              $ 4.500102                  $ 16.726849             85.271783%
        -----------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                         6,054,171.62
                             Pool B                                                         1,014,413.65
                                                                                            ------------
                                                                                                              7,068,585.27

        Class E Overdue Interest, if any                                                            0.00
        Class E Monthly Interest - Pool A                                                      45,265.02
        Class E Monthly Interest - Pool B                                                       7,584.43
        Class E Overdue Principal, if any                                                           0.00
        Class E Monthly Principal - Pool A                                                    105,246.32
        Class E Monthly Principal - Pool B                                                     30,742.95
                                                                                            ------------
                                                                                                                135,989.27
        Ending Principal Balance of the Class E Notes
                             Pool A                                                         5,948,925.30
                             Pool B                                                           983,670.70
                                                                                            ------------
                                                                                                              ------------
                                                                                                              6,932,596.00
                                                                                                              ============


        -----------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
        Original Face $8,130,000   Original Face $8,130,000     Balance Factor
             $ 6.500547                 $ 16.726847               85.271784%
        -----------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                         7,262,814.94
                             Pool B                                                         1,216,929.25
                                                                                            ------------
                                                                                                                  8,479,744.19

        Residual Interest - Pool A                                                            128,810.15
        Residual Interest - Pool B                                                             21,316.63
        Residual Principal - Pool A                                                           126,257.50
        Residual Principal - Pool B                                                            36,880.42
                                                                                            ------------
                                                                                                                    163,137.92
        Ending Residual Principal Balance
                             Pool A                                                         7,136,557.44
                             Pool B                                                         1,180,048.83
                                                                                            ------------
                                                                                                                  ------------
                                                                                                                  8,316,606.27
                                                                                                                  ============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                           105,993.91
         - Servicer Advances reimbursement                                                                          590,905.85
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          167,265.84
                                                                                                                  ------------
        Total amounts due to Servicer                                                                               864,165.60
                                                                                                                  ============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                            242,087,228.18

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                               0.00

          Decline in Aggregate Discounted Contract Balance                                                           4,208,468.47

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                         --------------
             ending of the related Collection Period                                                               237,878,759.71
                                                                                                                   ==============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                       4,106,087.86

              - Principal portion of Prepayment Amounts                                               102,380.61

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                 0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                      0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                                    ------------
                                    Total Decline in Aggregate Discounted Contract Balance          4,208,468.47
                                                                                                    ============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                             40,563,201.91

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                               0.00

          Decline in Aggregate Discounted Contract Balance                                                           1,229,313.67

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          -------------
             ending of the related Collection Period                                                                39,333,888.24
                                                                                                                    =============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                       1,107,972.44

              - Principal portion of Prepayment Amounts                                               121,341.23

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                 0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                      0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                                    ------------
                                    Total Decline in Aggregate Discounted Contract Balance          1,229,313.67
                                                                                                    ============

                                                                                                                   --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  277,212,647.95
                                                                                                                   ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                   Predecessor
                                                       Discounted                     Predecessor                  Discounted
          Lease #        Lessee Name                   Present Value                  Lease #                      Present Value
          -------        -----------                   -------------                  -------                      -------------
                         NONE











                                                       -------------                                               -------------
                                               Totals:         $0.00                                                       $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                      $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES                 NO    X
                                                                                                          -------            -------

          POOL B                                                                                                   Predecessor
                                                       Discounted                     Predecessor                  Discounted
          Lease #        Lessee Name                   Present Value                  Lease #                      Present Value
          -------        -----------                   -------------                  -------                      -------------
                         NONE









                                                       -------------                                               -------------
                                               Totals:         $0.00                                                       $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                       $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                YES                 NO    X
                                                                                                          -------            -------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                     Predecessor
                                                              Discounted                     Predecessor              Discounted
          Lease #     Lessee Name                             Present Value                  Lease #                  Present Value
          -------     -----------                             -------------                  -------                  -------------
          2707-201    Amber Networks, Inc.                    $1,045,934.66                   2041-203                 $3,154,026.34
          2707-202    Amber Networks, Inc.                      $491,545.72
          2708-201    Network Elements, Inc.                  $1,305,725.82
          2706-202    Coriolis Networks, Inc.                    $90,653.94
          2706-207    Coriolis Networks, Inc.                   $215,544.48
                      Cash                                        $4,621.72
          3271-002    Durham Diagnostic Imaging               $2,317,472.63                   2869-001                 $2,037,442.62




                                                              -------------                                            -------------
                                                      Totals: $5,471,498.97                                            $5,191,468.96

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              5,191,468.96
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                      NO     X
                                                                                                  -------                 --------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                               Predecessor
                                                              Discounted                     Predecessor              Discounted
          Lease #     Lessee Name                             Present Value                  Lease #                  Present Value
          -------     -----------                             -------------                  -------                  -------------
                      None









                                                              -------------------                                     -------------
                                                      Totals:              $0.00                                              $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                      NO     X
                                                                                                  -------                 --------

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 11, 2002



XV.    POOL PERFORMANCE MEASUREMENTS

1.                 AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
   This Month                         1,420,444.98             This Month                      277,212,647.95
   1 Month Prior                      1,224,839.26             1 Month Prior                   282,650,430.09
   2 Months Prior                     3,472,960.14             2 Months Prior                  290,723,174.29

   Total                              6,118,244.38             Total                           850,586,252.33

   a) 3 MONTH AVERAGE                 2,039,414.79             b) 3 MONTH AVERAGE              283,528,750.78

   c) a/b                                    0.72%

2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                     Yes           No     X
                                                                                                        -------        -------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                             Yes           No     X
                                                                                                        -------        -------
   B. An Indenture Event of Default has occurred and is then continuing?                             Yes           No     X
                                                                                                        -------        -------

4. Has a Servicer Event of Default occurred?                                                         Yes           No     X
                                                                                                        -------        -------


5. Amortization Event Check

   A. Is 1c  > 8%?                                                                                   Yes           No     X
                                                                                                        -------        -------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                 Yes           No     X
                                                                                                        -------        -------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                  Yes           No     X
                                                                                                        -------        -------



6. Aggregate Discounted Contract
   Balance at Closing Date                      Balance  $  325,093,057.74
                                                       -------------------------


   DELINQUENT LEASE SUMMARY

          Days Past Due             Current Pool Balance                # Leases
          -------------             --------------------                --------

                31 - 60                     6,675,797.72                      47
                61 - 90                     6,665,173.49                      25
               91 - 180                     1,420,444.98                      20


   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization